UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

Pyxus International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	85-2386250
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 24, 2021, Pyxus International, Inc. (the “Company”) and certain subsidiaries of the Company, including the Company’s subsidiaries in Kenya, Malawi, Tanzania, Uganda and Zambia (the “African Subsidiaries”), entered into an Amendment Agreement (the “Amendment Agreement”) with Eastern and Southern African Trade and Development Bank (“TDB”) to amend the Second Amendment and Restatement Agreement dated August 24, 2020 among them (the “TDB Agreement”), which governs the terms of the separate foreign seasonal lines of credit of each of the African Subsidiaries with TDB. The Amendment Agreement became effective on June 28, 2021 and amends the TDB Agreement as follows:

•	it extends the term of the separate lines of credit of each of the Company’s subsidiaries in Malawi, Tanzania and Zambia to June 25, 2022;

•	it decreases the lending commitment with respect to the line of credit of the Company’s Malawi subsidiary from $120.0 million to $80.0 million, effective from and including June 28, 2021;

•

it includes provisions allowing for an increase in the lending commitment with respect to the line of credit of the Company’s Tanzania subsidiary from $70.0 million to $85.0 million, subject to the satisfaction of certain documentation requirements;

•

it terminates the separate lines of credit of the Companies’ subsidiaries in Kenya and Uganda, effective from and including June 30, 2021(with outstanding borrowings thereunder to be repaid by June 30, 2021); and

•	it requires the Company and such subsidiaries to enter into an agreement to amend and restate the TDB Agreement by August 13, 2021 to reflect items specified in the Amendment Agreement.

The description of the Amendment Agreement set forth herein is qualified in its entirety by reference to the Amendment Agreement, which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment Agreement dated 24 June 2021 among Pyxus International, Inc., Pyxus Parent, Inc., Pyxus Holdings, Inc., Alliance One International Holdings, Ltd., Alliance One Tobacco (Kenya) Limited, Alliance One Tobacco (Malawi) Limited, Alliance One Tobacco (Tanzania) Limited, Alliance One Tobacco (Uganda) Limited, Alliance One Zambia Limited and Eastern and Southern African Trade and Development Bank

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 29, 2021

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary

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